SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): October 1, 2003
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                        General DataComm Industries, Inc.
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               (Exact Name of Registrant as Specified in Charter)



          Delaware                        1-8086                  06-0853856
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(State of Other Jurisdiction           (Commission              (IRS Employer
      of Incorporation)                File Number)          Identification No.)



6 Rubber Avenue, Naugatuck, CT                                          06770
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(Address of Principal Executive Offices)                              (Zip Code)



        Registrant's telephone number, including area code (203) 729-0271
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                                       N/A
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          (Former Name of Former Address, if Changed Since Last Report)

Item 4.  Change in Registrant's Certifying Accountant

         On October 1, 2003, the Company was advised by its independent accountants, PricewaterhouseCoopers LLP, that such accountants had declined to stand for re-election as independent accountants for the Company with respect to the audit of the Company's financial statements as of and for the year ended September 30, 2003 and the Company received a letter from them that the client-auditor relationship between the Company and such independent accountants will cease upon the issuance of the report of PricewaterhouseCoopers LLP related to the audits of the Company's financial statements as of September 30, 2002 and 2001 and for the years then ended. The Company was a debtor and debtor in possession under Chapter 11 of the Federal Bankruptcy Code between November 2, 2001 and September 15, 2003 and has not filed its Form 10-K reports or audited financial statements for the years ended September 30, 2001 or 2002. While the Company has filed monthly operating reports with the Bankruptcy Court during the bankruptcy period and included financial results contained therein and additional consolidated results in Form 8-K filings, PricewaterhouseCoopers LLP performed no procedures whatsoever regarding such financial information.

         Once the Company has filed its Form 10-K filing as of September 30, 2003 and 2002 and for each of the three years in the period ended September 30, 2003, the Company will indicate whether the report of the independent accountants covering the financial statements as of and for the year ended September 30, 2002 contains an adverse opinion or disclaimer of opinion and whether such report is qualified or modified as to uncertainty, audit scope, or accounting principle.

         Once PricewaterhouseCoopers LLP issues its report on the Company's financial statements as of and for the year ended September 30, 2002, the Company will report whether any disagreements exist with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of PricewaterhouseCoopers LLP would cause them to make reference thereto in their report on the Company's financial statements as of and for the year ended September 30, 2002. For the year ended September 30, 2002, and for the subsequent period through October 1, 2003, there have been to date no disagreements with PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

         Once PricewaterhouseCoopers LLP issues its report on the Company's financial statements as of and for the year ended September 30, 2002, the Company will report whether there have been any reportable events (as defined in Regulation S-K Item 304(a)(1)(v)). For the year ended September 30, 2002, and for the subsequent period through October 1, 2003, there have been to date no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

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

         The Company is interviewing prospective independent accountants for retention with respect to its financial statements for the fiscal year ended September 30, 2003.

         The Company has provided PricewaterhouseCoopers LLP with a copy of this Form 8-K and PricewaterhouseCoopers LLP has provided the Company with a letter addressed to the Securities and Exchange Commission stating whether or not they agree with the statements made by the Company herein which is filed as an exhibit to this report.

Item 7.  Exhibits

    16.  Letter from PricewaterhouseCoopers LLP


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.


                                       General DataComm Industries, Inc.
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                                                 (Registrant)



                                       By: /s/ WILLIAM G. HENRY
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                                           William G. Henry
                                           Vice President and
                                           Principal Financial Officer



Dated: October 8, 2003
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